QUAKER® INVESTMENT TRUST

Supplement dated April 21, 2009
to the Statement of Additional Information for the
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND (THE “FUND”)
Dated October 28, 2008 (as Amended November 3, 2008)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

On April 17, 2009, the Board of Trustees (the “Board”) of Quaker Investment Trust (the “Trust”) approved the termination of Bjurman, Barry & Associates (“Bjurman”) as investment sub-adviser to the Fund and the hiring of Century Management (“Century”) as interim investment sub-adviser to the Fund, each effective  as of April 20, 2009.

Pursuant to an exemptive order granted to Quaker Funds, Inc. (the “Adviser”) and the Trust by the Securities and Exchange Commission (the “SEC”), the Adviser is permitted to enter into new subadvisory agreements with sub-advisers that are not otherwise affiliated with the Adviser or the Trust without shareholder approval, if approved by the Board.  Shareholder approval of the interim subadvisory agreement will not be sought because Century is not an affiliate of the Adviser or the Trust.

Under the interim subadvisory agreement, the annualized fee rate payable to Century for its subadvisory services is identical to the fee rate paid under the previous subadvisory agreement and Century’s services to the Fund will be the same.

Effective April 20, 2009, information pertaining to Bjurman, Barry & Associates and its management of the Fund is deleted from the Statement of Additional Information.

Effective April 20, 2009, the following is added to the section entitled, “Investment Sub-Advisers” on page 21 of the Statement of Additional Information:

Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas  78746, serves as the interim sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund.  Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing.  As of March 31, 2009, the firm had approximately $1.9 billion of assets under management.

The following table shows the fees payable to the respective sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a sub-adviser:

Name of Fund	Name of Sub-Adviser	Annual Fee Rate, as a percentage of average daily net assets

Quaker Small-Cap Growth Tactical Allocation Fund	Century Management, Inc.	0.50%

Effective April 20, 2009, the following is added to the section entitled, “Portfolio Managers” on page 23 of the Statement of Additional Information:

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND (Century Management, Inc., sub-adviser) Stephen W. Shipman	None

Effective April 20, 2009, the following is added to the section entitled, “Compensation of Portfolio Managers” on page 24 of the Statement of Additional Information:

Century

Mr. Shipman is compensated with a competitive base salary and also receives a percentage of fees.

Effective April 20, 2009, the following is added to the section entitled, “Adviser/Sub-Advisers Proxy Voting Policies and Procedures” on page 53 of the Statement of Additional Information:

QKPSICM 042009

CENTURY MANAGEMENT AND CM ADVISERS FUND

PROXY VOTING AND DISCLOSURE POLICY
(AMENDED EFFECTIVE FEBRUARY 28, 2006)

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Century Management and CM Fund Advisers (collectively “Adviser” or “We”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to series of the CM Advisers Family of Funds advised or managed by the Adviser (individually and collectively the “Fund”), the shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Adviser’s philosophy and practice regarding the voting of proxies.

A.	General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

1.
Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser’s proxy voting manager (the “Proxy Manager”), currently James Brilliant.  The Proxy Manager or someone under his supervision will then vote the proxy in accordance with this policy.

2.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and any other material submitted with the proxy.  The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.
The Proxy Manager shall be responsible for maintaining copies of each special or annual report, proxy proposal, and other material submitted with the proxy, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then Aaron Buckholtz shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

A.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors.  In a contested election, Adviser will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

·	Adopt or continue the use of a classified Board structure; and
·	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision); and
·	Limit directors’ liability and reduce directors’ indemnification rights.

2.	Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  Adviser will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

Adviser will consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

·	Adopt confidential voting and independent tabulation of voting results; and
·	Require shareholder approval of poison pills.

And expects to generally vote against proposals to:

·	Adopt super-majority voting requirements; and
·	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

5.	Notwithstanding the foregoing, Adviser expects to generally support proposals to:

·	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
·
Adopt fair price requirements (i.e.,  requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

·	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

·	Adopt classified boards of directors;
·	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
·	Require a company to consider the non-financial effects of mergers or acquisitions.

6.	Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

·	Favor preemptive rights.

B.	Compensation

1.	General

Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

·	Require shareholders approval of golden parachutes

And expects to generally vote against proposals to:

·	Adopt measures that appear to the Proxy Manager to arbitrarily change executive or employee benefits.

2.	Stock Option Plans and Share Issuances

Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company.  We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders.  We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership.  Therefore, we generally will vote against stock option plans.  However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented.

We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

·	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

C.	Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Adviser will generally vote against proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.

IV.	Conflicts

In cases where Adviser is aware of a conflict between the interests of a client(s) and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio holding is a client or an  affiliate of a client of Adviser), the Adviser will take the following steps:

A.
With respect to clients that are registered investment companies, the Adviser will notify the client of the conflict and will vote the client’s shares in accordance with the instructions of the client’s Board of Trustees; and

B.	With respect to other clients, the Adviser will:

1.
vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Adviser’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

2.
for other matters, will engage an independent third party (e.g., a proxy voting service) to review  issues and vote proxies based on their  determination of what is in the best interest of the client(s).

V.	Adviser Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted.  Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser.  Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  Adviser will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Recordkeeping

Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)
With respect to the Fund, a record of each  shareholder  request for proxy voting information and the Fund’s response, including the date of the  request, the name of the shareholder,  and the date of the  response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser and, upon reasonable written request, shall deliver such records to the Fund.  These records may be kept as part of Adviser’s records.

Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by Adviser, provided that material changes to this policy that affect proxy voting for a registered investment company managed by the Adviser shall be ratified by such registered investment company within four (4) months of adoption by Adviser.

QKPSICM 042009